FIXED ASSETS (Tables)	12 Months Ended
Mar. 31, 2024
Property, Plant and Equipment [Abstract]
SCHEDULE OF FIXED ASSETS

A summary of the fixed assets is as follows:

	March 31, 2024	March 31, 2023
Land	$324,293	$324,293
Buildings	6,624,549	5,495,150
Machinery and equipment	11,210,985	12,293,112
Autos and trucks	208,771	307,227
Fixed assets,gross	18,368,598	18,419,782
Accumulated depreciation	(5,067,353)	(3,376,067)
Fixed assets, net	$13,301,245	$15,043,715